EXHIBIT 99.1

KPMG LLP	Tel +44 113 254 2944
Financial Services	Fax +44 113 231 3200
1 Sovereign Square	helena.lyons@kpmg.co.uk
Sovereign Street	Mobile +44 7825 245 259
Leeds LS1 4DA
United Kingdom

Private & confidential The Directors Portman Square 2023-NPL1 DAC (formerly Portman Square 2021-NPL1 DAC) 3rd Floor Fleming Court Fleming’s Place Dublin 4 Ireland	Your ref Project Acorn 2 Our ref HL/GP/CC1474

Panelview DAC 4th Floor, 76 Lower Baggot Street Dublin 4 Ireland

Goldman Sachs International Plumtree Court 25 Shoe Lane London EC4A 4AU United Kingdom

6 July 2023

Dear All

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 16 June 2023 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to the portfolio of Irish non-performing loans referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

Document Classification - KPMG Confidential	1

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

This Data AUP Letter is addressed to the directors of Portman Square 2023-NPL1 DAC (the “Issuer”), Panelview DAC (the “Loan Seller”) and Goldman Sachs International (the “Arranger”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Loan Seller is responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

Document Classification - KPMG Confidential	2

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

Service A – Servicer Testing

We have been provided with a data file entitled “Oak Data Tape (March 2023) - AUP.xlsx” containing details relating to a portfolio of Irish non-performing loans as at 31 March 2023 (the “Portfolio Date”) (the “Extraction File”) proposed to be the subject of a securitisation (the “Portfolio”). A sample of 422 items was drawn at random from the Portfolio (the “Sample”). The number of items in the Sample was determined on the basis described in the scope of services (the “Scope of Services”) attached as Appendix A.

Service B – Apollo Valuations Testing

We have been provided with a data file entitled “Copy of Oak Data Tape (March 2023) - v16 _ Non PII 06.06.23.xlsx” containing details relating to valuations performed in 2022 and 2023 (the “Valuation Portfolio”) in respect of properties contained within the Portfolio (the “Valuation Extraction File”) . A sample of 326 properties was drawn at random from

Document Classification - KPMG Confidential	3

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

the Valuation Portfolio (the “Valuation Sample”). The number of properties in the Sample was determined on the basis described in the scope of services (the “Scope of Services”) attached as Appendix A.

The procedures were performed on the Extraction File, the Valuation Extraction File and the source documentation (the “Sources”) provided to us by the Loan Seller. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the Irish non-performing loans.

The procedures performed did not address, without limitation: (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Findings

Service A – Servicer Testing

The findings from the agreed-upon procedures are set out in Appendix B.

Based on the instructions provided to us and the assumptions set out in the Scope of Services, the following statistical interpretation can be applied to the findings set out in Appendix B, except for procedure 9: on the basis of the number of differences between the Extraction File and the Sources identified in the Sample (as reported on the ‘Differences’ lines of Appendix B) and the number of missing sources relating to the Sample (as reported on the ‘Missing Sources’ line of Appendix B) it can be calculated that there is a 99% level of confidence that not more than X% of the population contains such findings relating to the specified procedure, where X is the relevant percentage reported on the ‘Statistical extrapolation’ lines of Appendix B.

Details of the differences and missing documentation found as a result of the agreed-upon procedures, and listed in Appendix B, are set out in Appendix C.

Service B – Apollo Valuations Testing

There were no findings from the agreed-upon procedures.

Document Classification - KPMG Confidential	4

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

Based on the instructions provided to us and the assumptions set out in the Scope of Services, the following statistical interpretation can be applied to the results: on the basis that no errors were identified in the Valuation Sample it can be calculated that there is a 99% level of confidence that not more than 1% of the population contains errors relating to the specified procedures.

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence

Document Classification - KPMG Confidential	5

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

/s/ KPMG LLP

KPMG LLP

Attached

Appendix A Scope of the Services

Appendix B Findings from Scope A

Appendix C Details of Findings from Scope A

Document Classification - KPMG Confidential	6

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Service A – Servicer Testing

Provision of a data file

The Data AUP Letter Recipients have informed us that the Loan Seller will provide a data file to us containing details of Irish non-performing loans proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”). We will draw a sample of items at random from the Extraction File (the “Sample”) and will notify the items selected to the Loan Seller. The number of items in the Sample will be determined on the basis described under “Sampling” below.

The Loan Seller will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Sampling

Sampling is a process of examining less than the total number of items in a population in order to calculate a statistical interpretation about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. The Data AUP Letter Recipients have requested that we calculate the sample size based on the total number of items in the Portfolio using the following parameters:

■	Expected deviation rate: 0%
■	Tolerable deviation rate: 1%
■	Confidence level: 99%
■	on the basis that differences between the data attributes and their respective sources are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Where we have tested a subset of the Sample for certain procedures, as noted in the procedures below, we have not included statistical interpretation in Appendix B.

Document Classification - KPMG Confidential	7

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the tables below.

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
1	Borrower Name	Borrower

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Arranger, where there is at least one consistent borrower on both the Source and the Extraction File, these should not count as exceptions.

IT System

Differences attributable to name changes due to, for example, marriage, are to be treated as matching the source.

Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s), should not count as exceptions.

2	Property Address	Borrower

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Arranger, no difference is to be reported for instances where a loan with no associated collateral per the Extraction File has a property in the Source, albeit a lodgement can be observed as being received for the property before the cut-off date.

				IT System	Immaterial differences where there is no ambiguity raised about the property address, should not count as exceptions.

Document Classification - KPMG Confidential	8

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

3	Occupancy Type	Borrower

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Seller, assume ‘real estate development’ per the Extraction File to be equivalent to ‘residential development’ per the source.

				IT System	None
4	Current Balance	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
5	Total Arrears Amount	Loan	For each item in the Sample, check if the data attribute per the Extraction File matches the source	IT System	+/- 2.5%
6	Current Interest Rate	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
7	Last 12M payments (Up to 31 March 2023)	Loan	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	+/- 2.5%
8	Receivership Status	Collateral	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None
9	Last Restructure Date	Loan

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Arranger, only check items in the Sample where the Extraction File is populated with a date after 30 June 2021 and mark as N/A any items populated with a date before

				IT System	+/- 6 months

Document Classification - KPMG Confidential	9

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

10	Litigation Status	Borrower	For each item in the Sample check if the data attribute per the Extraction File matches the source.	IT System	None

Notes in relation to the manner of reporting certain findings

1)	Reporting the findings

Where a data attribute contained in the Extraction File for an individual Irish non-performing loan does not match the source, this is to be reported as a ‘difference’ or ‘D’.

Where the Data AUP Letter Recipients have instructed us not to perform a procedure in relation to certain items within the Sample, this is to be reported as ‘not applicable’ or ‘N/A’.

Where a source document has not been provided, or the data attribute is missing from the source document, this is to be reported as ‘missing source’, ‘missing from source’ or ‘MS’.

There are certain loans that have no associated collateral. Where no collateral is available, we have marked this as ‘NP’. For NP, the sample size for the relevant test has been reduced to reflect the number of observable data attributes.

2)	Statistical interpretation

For the purposes of the statistical interpretation, the Data AUP Letter Recipients require us to present the statistical extrapolation for each procedure as follows

Primary calculation:

(i)	Calculation to be based on the total number of items in the Sample after subtracting the number of items with no property and those marked as N/A.
(ii)	Calculation to be performed treating as errors both differences and missing sources.

Document Classification - KPMG Confidential	10

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

Secondary calculation:

(i)	Calculation to be based on the total number of items in the Sample after subtracting the number of items with no property, those marked as N/A, and those with missing sources.
(ii)	Calculation to be performed treating as errors differences only.

Where a procedure specifies agreement to specific documentation, and the Loan Seller has provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In reporting findings on the basis of the procedures to be undertaken, the Data AUP Letter Recipients have specified that results are to be reported as being in agreement if any difference found is below the tolerance level, if any, set out above.

Service B – Apollo Valuations Testing

Provision of a data file

The Data AUP Letter Recipients have informed us that the Loan Seller will provide a data file to us containing details of valuations procured by the Loan Seller and performed in 2022 and 2023 (the “Valuation Portfolio”) in respect of properties contained within the Portfolio (the “Valuation Extraction File”). We will draw a sample of properties at random from the properties within the Valuation Extraction File (the “Valuation Sample”) and will notify the items selected to the Loan Seller. The number of items in the Valuation Sample will be determined on the basis described under “Sampling” below.

Sampling

Sampling is a process of examining less than the total number of items in a population in order to calculate a statistical interpretation about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. The Data AUP Letter Recipients have requested that we calculate the sample size based on the total number of items in the Valuation Portfolio using the following parameters:

■ Expected deviation rate: 0%

■ Tolerable deviation rate: 1%

■ Confidence level: 99%

Document Classification - KPMG Confidential	11

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Valuation Extraction File are set out in the table below.

	Data attribute (loan data tape field)	Level	Source	Procedure	Tolerance / Definition of error
1	Valuation	Collateral	Valuation Report	For each item in the Valuation Sample, check if the data attribute per the Valuation Extraction File agrees to the source.	None
2	Valuation Date	Collateral	Valuation Report

For each item in the Valuation Sample, check if the data attribute per the Valuation Extraction File agrees to the source.

Where the Valuer Firm was BidX1, we were instructed to check the date of report in the source against the data attribute in the Valuation Extraction File

+/- 4 days
3	Valuer Firm	Collateral	Valuation Report	For each item in the Valuation Sample, check if the data attribute per the Valuation Extraction File agrees to the source.	None

Document Classification - KPMG Confidential	12

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

Appendix B: Findings

Acorn 2	Borrower Name - IT System	Property Address - IT System	Occupancy Type - IT System	Current Balance - IT System	Total Arrears Amount - IT System	Current Interest Rate - IT System	Last 12M payments (Up to 31 March 2023) - IT System	Receivership Status - IT System	Last Restructure Date - IT System	Litigation Status - IT System
Sample Size : 422
Portfolio Date : 31-Mar-23

Procedure Number	1	2	3	4	5	6	7	8	9	10

Sample Size	422	422	422	422	422	422	422	422	422	422
Not Applicable (N/A)	0	0	0	0	0	0	0	0	397	0	397
No Property (NP)	0	185	185	0	0	0	0	185	0	0	555

(i) Sample excluding N/A and NP	422	237	237	422	422	422	422	237	25	422
- Differences (D)	1	3	2	0	2	5	2	7	4	12	38
- Missing Sources (MS)	0	1	0	4	0	0	0	0	0	1	6
(ii) Sum of Differences and Missing Sources	1	4	2	4	2	5	2	7	4	13	44
Statistical extrapolation	0.98%	4.69%	3.39%	2.57%	1.47%	2.57%	1.47%	6.45%		5.44%

(iii) Sample excluding MD and MS	422	236	237	418	422	422	422	237	25	421
(iv) Differences (D)	1	3	2	0	2	5	2	7	4	12	38
Statistical extrapolation	0.98%	4.07%	3.39%	1.01%	1.47%	2.57%	1.47%	6.45%		5.15%

KPMG Ref
35	-	-	-	-	-	-	-	-	-	-
37	-	-	-	-	-	-	-	-	D	-
41	-	-	-	MS	-	D	-	-	N/A	-
45	-	-	-	-	-	-	D	-	N/A	-
50	-	NP	NP	-	-	D	-	NP	N/A	-
51	-	D	-	-	-	-	-	-	N/A	-
55	-	-	-	-	-	-	-	-	D	-
56	-	-	-	-	-	-	-	-	D	-
66	-	-	-	-	-	-	D	-	D	-
70	-	-	-	-	-	-	-	-	N/A	D
71	-	-	-	-	-	-	-	-	N/A	D
73	-	MS	-	-	D	-	-	-	-	-
98	D	NP	NP	-	-	-	-	NP	N/A	-
103	-	-	-	-	-	-	-	D	N/A	-
114	-	-	-	-	-	-	-	D	N/A	-
119	-	-	-	-	-	-	-	D	N/A	-
132	-	NP	NP	-	-	-	-	NP	N/A	MS
138	-	-	-	-	-	-	-	-	N/A	-
140	-	-	-	-	-	-	-	-	N/A	-
146	-	-	-	-	-	-	-	-	N/A	D
153	-	-	-	-	-	-	-	-	N/A	D
162	-	-	-	-	-	-	-	-	N/A	D
189	-	-	-	-	-	-	-	-	N/A	-
211	-	-	-	-	-	-	-	-	N/A	D
216	-	-	-	-	-	-	-	D	N/A	-
220	-	-	-	-	-	-	-	-	N/A	-
227	-	-	-	-	D	-	-	-	N/A	-
229	-	-	-	-	-	-	-	-	N/A	D
230	-	-	-	-	-	-	-	D	N/A	D
240	-	-	-	-	-	-	-	-	N/A	D
241	-	-	-	-	-	-	-	-	N/A	D
244	-	-	-	-	-	-	-	-	N/A	D
245	-	-	-	-	-	-	-	-	N/A	D
283	-	NP	NP	MS	-	D	-	NP	N/A	-
312	-	D	D	MS	-	D	-	D	N/A	-
324	-	NP	NP	MS	-	D	-	NP	N/A	-
423	-	D	D	-	-	-	-	D	N/A	-

Document Classification - KPMG Confidential	13

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of Irish non-performing loans proposed to be the subject of a securitisation

6 July 2023

Appendix C: Details of Findings
KPMG Ref.	Procedure Nbr.	Source	Extraction File Value	Finding	Source Value
98	Procedure 1	Borrower Name		D
51	Procedure 2	Property Address		D
312	Procedure 2	Property Address		D
423	Procedure 2	Property Address		D
312	Procedure 3	Occupancy Type	Primary Dwelling Home	D	No Property noted in Extraction File. Property on Source states: PDH
423	Procedure 3	Occupancy Type	B Note	D	No Property noted in Extraction File. Property on Source states: B Note
73	Procedure 5	Total Arrears Amount	1,551.04	D	1,466.83
227	Procedure 5	Total Arrears Amount	43,050.10	D	41,963.41
41	Procedure 6	Current Interest Rate	0.00%	D	1.00%
50	Procedure 6	Current Interest Rate	0.00%	D	3.70%
283	Procedure 6	Current Interest Rate	0.00%	D	4.40%
312	Procedure 6	Current Interest Rate	0.00%	D	1.15%
324	Procedure 6	Current Interest Rate	0.00%	D	1.25%
45	Procedure 7	Last 12M payments (Up to 31 March 2023)	3,861.24	D	4,211.74
66	Procedure 7	Last 12M payments (Up to 31 March 2023)	2,800.21	D	2,579.26
103	Procedure 8	Receivership Status	N	D	Y
114	Procedure 8	Receivership Status	N	D	Y
119	Procedure 8	Receivership Status	N	D	Y
216	Procedure 8	Receivership Status	N	D	Y
230	Procedure 8	Receivership Status	Y	D	N
312	Procedure 8	Receivership Status	0	D	Y
423	Procedure 8	Receivership Status	0	D	N
37	Procedure 9	Last Restructure Date	08/02/2023	D	06/12/2022
55	Procedure 9	Last Restructure Date	16/09/2021	D	01/10/2022
56	Procedure 9	Last Restructure Date	27/01/2022	D	23/09/2022
66	Procedure 9	Last Restructure Date	18/01/2023	D	01/02/2023
70	Procedure 10	Litigation Status	0	D	LGL - 01. Pre-Litigation
71	Procedure 10	Litigation Status	0	D	LGL - 01. Pre-Litigation
146	Procedure 10	Litigation Status	LGL - 03. Possession Proceedings Ongoing	D	LGL - 02. Solicitors Instructed Ongoing
153	Procedure 10	Litigation Status	LGL - 03. Possession Proceedings Ongoing	D	LGC - 02. Solicitors Instructed
162	Procedure 10	Litigation Status	LGL - 05. Inward Injunction Proceedings (by Borrower)	D	LGL - 07. Hearing Set
211	Procedure 10	Litigation Status	LGL - 09. SPO Ordered	D	LGL - 08. PO Granted
229	Procedure 10	Litigation Status	LGL - 11. Eviction Set	D	LGL - 10 Eviction Pending
230	Procedure 10	Litigation Status	LGL - 12. Asset in Possession	D	LGL - 11. Eviction Set
240	Procedure 10	Litigation Status	LGL - 00. Initial Strategy Proposed	D	LGL - 08. PO Granted
241	Procedure 10	Litigation Status	LGL - 00. Initial Strategy Proposed	D	LGL - 03. Possession Proceedings Ongoing
244	Procedure 10	Litigation Status	LGL - 00. Initial Strategy Proposed	D	LGL - 08. PO Granted
245	Procedure 10	Litigation Status	LGL - 00. Initial Strategy Proposed	D	LGL - 08. PO Granted
73	Procedure 2	Property Address		MS	Missing from source
41	Procedure 4	Current Balance	42,442.32	MS	Missing from source
283	Procedure 4	Current Balance	35,086.85	MS	Missing from source
312	Procedure 4	Current Balance	89,090.73	MS	Missing from source
324	Procedure 4	Current Balance	139,434.86	MS	Missing from source
132	Procedure 10	Litigation Status	LGL - 01. Pre-Litigation	MS	Missing from source

Document Classification - KPMG Confidential	14